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                                                                   EXHIBIT 10.71
                                                                   -------------

                               AMENDMENT NO. 1 TO
                           WARRANT PURCHASE AGREEMENT


       This AMENDMENT NO. 1 (this "Amendment") to Warrant Purchase Agreement, dated as of May 31, 1996, between Genesee & Wyoming Inc. (the "Company") and FSC Corp. (successor by assignment to The First National Bank of Boston and the sole Investor, as defined in the Warrant Purchase Agreement as hereinafter defined) ("FSC").

       WHEREAS, the Company and FSC are parties to that certain Warrant Purchase Agreement dated as of February 8, 1996 (as amended and in effect from time to time, the "Warrant Purchase Agreement"), pursuant to which the Company, upon certain terms and conditions, has granted FSC a warrant to purchase stock of the Company; and

       WHEREAS, in connection with the Company's Initial Public Offering, the Company has requested that FSC waive its Piggyback Registration rights with respect to such offering;

       WHEREAS, FSC has agreed to waive its Piggyback Registration rights with respect to the Initial Public Offering provided that the Company agree, and the Company has agreed, on the terms and subject to the conditions set forth herein, to make certain changes to the Warrant Purchase Agreement;

       NOW, THEREFORE, the parties hereto hereby agree as follows:

       (S)1.  DEFINED TERMS.  Capitalized terms which are used herein without
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definition and which are defined in the Warrant Purchase Agreement shall have the same meanings herein as in the Warrant Purchase Agreement.

       (S)2.  AMENDMENT OF WARRANT PURCHASE AGREEMENT.  The Warrant Purchase
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Agreement is hereby amended as follows:

       (a) Section 1.1 of the Warrant Purchase Agreement is amended by inserting the following new definitions in the appropriate places in the alphabetical sequence thereof:

          "Demand Registration" has the meaning ascribed to such term in
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     (S)8.1A(a) hereof.

          "Minimum Number" means, in relation to a Demand Registration, more
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     than twenty-five percent (25%) of all Registrable Securities at the time not yet registered.

     (b) Article I of the Warrant Purchase Agreement is amended by inserting after the preamble of such article a new (S)8.1A as follows:

     (S)8.1A.  DEMAND REGISTRATION.
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          (a) Requests for Demand Registration.
              -------- --- ------ ------------

          (i) Subject to the limitations contained in the following paragraphs of this (S)8.1A, the Holders of not less than twenty-five percent (25%) of the Registrable Securities at any time outstanding may at any time and from time to time give to the Company, pursuant to this clause (i), a written request for the registration by the Company under the Securities Act of all or any part of the Registrable Securities of such Holders (such registration being herein called a "Demand Registration"). Within ten (10)
                                         ------ ------------
     days after the receipt by the Company of any such written request, the Company will give written notice of such registration request to all Holders of Registrable Securities.

          (ii) Subject to the limitations contained in the following paragraphs of this (S)8.1A, after the receipt of each such written request for a Demand Registration, (A) the Company will be obligated and required to include in such Demand Registration all Registrable Securities with respect to which the Company shall receive from Holders of Registrable Securities, within thirty (30) days after the date on which the Company shall have given to all Holders a written notice of registration request pursuant to
     (S)8.1(a)(i) hereof, the written requests of such Holders for inclusion in such Demand Registration, and (B) the Company will use its best efforts in good faith to effect promptly the registration of all such Registrable Securities. All written requests made by Holders of Registrable Securities pursuant to this clause (ii) will specify the number of shares of Registrable Securities to be registered and will also specify the intended method of disposition thereof. Such method of disposition shall not, in any case, be an underwritten offering unless the Company so requests.

          (b) Limitations on Demand Registration.
              ----------- -- ------ ------------

          (i) The Holders of Registrable Securities will only be entitled to require the Company to effect four Demand Registrations on Form S-3 (or other comparable forms adopted by the Commission) and will not be entitled to require Demand Registrations on any other form.

          (ii) The Company shall not be obligated or required to effect any Demand Registration of any Registrable Securities pursuant to (S)8.1A(a) hereof unless and until the Holders shall have requested, pursuant to
     (S)8.1A(a)(ii) hereof, the inclusion in such Demand Registration of not less than the Minimum Number of Registrable Securities applicable to such Demand Registration.

          (iii) Any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to (S)8.1A(a) hereof shall not, for purposes of this (S)8.1A, count as a Demand Registration unless and until such registration shall have become effective and all Registrable Securities included in such registration, and which were actually offered for sale by the holder thereof, shall have been actually sold.
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          (iv) The Company shall not be obligated or required to effect any
     Demand Registration of any Registrable Securities pursuant to (S)8.1A(a) hereof during the period commencing on the date falling sixty (60) days prior to the Company's estimated date of filing of, and ending on the date ninety (90) days following the effective date of, any Registration Statement pertaining to any underwritten registration initiated by the Company, for the account of the Company, if the written request of Holders for such Demand Registration pursuant to (S)8.1A(a)(i) hereof shall have been received by the Company after the Company shall have given to all Holders of Registrable Securities a written notice stating that the Company is commencing an underwritten registration initiated by the Company; provided, however, that the Company will use its best efforts in good faith
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     to cause any such Registration Statement to be filed and to become effective as expeditiously as shall be reasonably possible.

          (c) Effective Registration - Expenses.  In any registration initiated
              --------- ------------   --------
     by the Holders as a Demand Registration pursuant to (S)8.1A(a) hereof, the Company will pay all Registration Expenses of each such registration regardless of whether such registration constitutes a Demand Registration for purposes of this (S)8.1A, provided that the sum of all registration and
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     filing fees, fees and expenses of compliance with securities or Blue Sky laws, printing expenses, messenger, telephone and delivery expenses, and reasonable fees and disbursements of all attorneys and independent certified public accountants (including the expenses relating to the preparation and delivery of any special audit or "cold comfort" letters required by or incident to such registration) incurred or sustained in connection with or arising out of all registrations pursuant to (S)8.1A hereof for which the Company shall be responsible, and in any event not including any expenses referenced in the last sentence of (S)8.5(a), shall not exceed $25,000, and provided further that the Holders participating in
                             ----------------
     such registration shall be responsible for all expenses referenced in the foregoing proviso in excess of $25,000. The dollar limitation contained in this (S)8.1A(c) shall apply solely to that portion of the fees and expenses of such registration relating to registration of the Holders' securities and not to the registration of the securities of any other participant in such registration.

          (d) Limitation on Rights to Piggyback on Demand Registrations.
              ---------- -- ------ -- --------- -- ------ -------------

          (i) Neither the Company nor any of its securityholders (other than Holders of Registrable Securities in their capacity as Holders) shall have the right or otherwise be entitled to include any of the Company's securities in any registration initiated by Holders of Registrable Securities as a Demand Registration pursuant to (S)8.1A(a) hereof, unless
     (A) such securities are of the same class as the Registrable Securities to be included in such Demand Registration, and (B) if such Demand Registration is an underwritten offering, the Company or (as the case may be) such securityholders shall have duly and properly agreed in writing to sell their securities on the same terms and conditions as shall apply to the Registrable Securities to be included in such Demand Registration.

          (ii) The Company will not grant or agree to grant to any Persons any registration rights which will conflict or be inconsistent in any respect with any of
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     the provisions of clause (i) of this (S)8.1A(d). In the event of any such conflict or inconsistency, the provisions of such clause (i) shall in any case prevail and be controlling.

     (c) Section 8.1(a)(i) of the Warrant Purchase Agreement is amended by inserting after the words "Securities Act" in such section, the parenthetical "(other than pursuant to a Demand Registration)".

     (d) Section 8.1(a)(ii) of the Warrant Purchase Agreement is amended by inserting at the end of such section the following sentence: "Any registration of Registrable Securities pursuant to this (S)8.1 shall not be counted as a Demand Registration pursuant to (S)8.1A hereof."

     (e) Section 8.5(a) of the Warrant Purchase Agreement is amended by inserting after the section reference "(S)8.1" in the first sentence thereof, the words "or (S)8.1A (subject to the dollar limitation contained in (S)8.1A(c) hereof)".

     (S)3.  EFFECTIVENESS.  The effectiveness of this Amendment shall be subject
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to the execution and delivery by each of the Company and FSC of this Amendment.

     (S)4.  MISCELLANEOUS PROVISIONS.
            ------------------------

          (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Warrant Purchase Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Warrant Purchase Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Warrant Purchase Agreement shall be read and construed as one instrument.

          (b) THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto.

          (d) The Company hereby agree to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                              GENESEE & WYOMING INC.


                              By:   /s/ Mark W. Hastings
                                 --------------------------------
                                    Mark W. Hastings, Treasurer


                              FSC CORP., as sole Investor


                              By:   /s/ Mary Josephs Reily
                                 --------------------------------
                                    Name:
                                    Title:  Vice President